UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 3 TO
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2007

MDI, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9463	75-2626358

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10226 San Pedro Avenue San Antonio, Texas	78216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (210) 582-2664

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                      Financial Statements and Exhibits.

Pursuant to the requirements of Item 9.01(a) (4) of Form 8-K, MDI, Inc. (“MDI” or the “Company”) hereby files this Amendment No. 3 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on October  23, 2007 with the financial information required by Item 9.01.

a.           Financial statements of business acquired

The following audited consolidated financial statements of FAS Construction Management, Inc. (“FAS”) are incorporated herein by reference to Exhibit 99.1:

    Report of Independent Auditors

    Consolidated Balance Sheet as of September 30, 2007

    Consolidated Statement of Operations for the nine months ended September 30, 2007

    Consolidated Statement of Changes in Stockholders’ Deficit

    Consolidated Statement of Cash Flows for the nine months ended September 30, 2007

    Notes to Consolidated Financial Statements

c.           Exhibits

Exhibit Number                                                                Description

99.1                                Audited Consolidated Financial Statements of FAS Construction Management, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

April 1, 2008	MDI, Inc.

By: /s/ Richard A. Larsen
Richard A. Larsen
Senior Vice President, General Counsel and Secretary